Tax Status	12 Months Ended
Dec. 31, 2025
SKYWEST, INC. EMPLOYEES' RETIREMENT PLAN
Tax Status
Tax Status

(4)          Tax Status

The Plan has received a determination letter from the Internal Revenue Service (“IRS”) dated June 30, 2020, stating that the Plan is designed in accordance with applicable sections of the IRC and, therefore, the related trust is exempt from taxation. As of December 31, 2025, the Plan was required to make certain corrective distributions in order to remain qualified under IRC 401(a), and the Plan made such corrective distributions subsequent to December 31, 2025.

US GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.